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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported):  June 3, 1996



                               PARAGON GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                   1-13220                 75-2540957
- ----------------------------       ------------             --------------
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification
                                                            Number)


7557 Rambler Road, Suite 1200, Dallas, Texas                  75231
- --------------------------------------------                ----------
(Address of Principal Executive Offices)                    (Zip Code)


     The Registrant's telephone number, including area code:  (214) 891-2000




                     An Exhibit Index is located at page 4.
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5:  OTHER EVENTS

     On June 3, 1996, Paragon Group, Inc. (the "Registrant") announced that Insignia Financial Group, Inc. has entered into an agreement to acquire the commercial property services operations of Paragon Group Property Services, Inc. ("Paragon Commercial") for a purchase price of approximately $18.5 million, subject to certain adjustments. Paragon Commercial, which manages approximately 24 million square feet of commercial space, will operate as a subsidiary of Insignia Financial Group Inc.'s commercial property services subsidiary, Insignia Commercial Group, Inc. This transaction is described in greater detail in the Registrant's press release, dated June 3, 1996, which is attached hereto as Exhibit 99.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit No.         Description
     -----------         -----------
        99               Press Release, dated June 3, 1996,
                         entitled "Paragon Group, Inc.
                         Announces Sale of Commercial
                         Property Service Operation"


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  June 4, 1996                     PARAGON GROUP, INC.



                                        By: /s/ Thomas D. Ferguson
                                           -----------------------------
                                            Thomas D. Ferguson
                                              Chief Financial Officer and
                                              Senior Vice President


                                       -3-
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                                  EXHIBIT INDEX



EXHIBIT NUMBER      EXHIBIT
- --------------      --------------------------------------

     99             Press Release, dated June 3, 1996,
                    entitled "Paragon Group, Inc.
                    Announces Sale of Commercial
                    Property Service Operation"


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